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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                 July 15, 1998
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                Date of Report (Date of earliest event reported)



                         Salton/Maxim Housewares, Inc.
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             (Exact name of registrant as specified in its charter)




         Delaware                       0-19557                 36-3777824
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)




           550 Business Center Drive, Mount Prospect, Illinois  60056
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           (Address of principal executive offices)       (Zip Code)



                                 (708) 803-4600
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                        (Registrant's telephone number)



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ITEM 5.    OTHER EVENTS.

     On July 16, 1998, Salton/Maxim Housewares, Inc. (the "Registrant") announced that it has entered into a Preferred Stock Purchase Agreement pursuant to which it has agreed to issue $40 million of convertible preferred stock to affiliates of Centre Partners Management LLC ("Centre Partners"). A copy of the Registrant's press release, dated July 16, 1998, relating to the above-described transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of a letter to stockholders, dated July 16, 1998, relating to the Registrant's previously announced election to repurchase the 50% interest in Salton's outstanding shares held by Windmere-Durable Holdings, Inc., is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

     A copy of the Preferred Stock Purchase Agreement dated July 15, 1998 by and among the Registrant and affiliates of Centre Partners and the exhibits thereto is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.   Description


10.1 Stock Purchase Agreement dated July 15, 1998 by and among Salton/Maxim Housewares, Inc. and Centre Partners Capital Investors II, L.P., Centre Capital Tax-Exempt Investors II, L.P., Centre Capital Offshore Investors II, L.P. The State Board of Administration of Florida, Centre Partners Management Partners, L.P. and Centre Partners Coinvestment L.P.

99.1          Press Release of Salton/Maxim Housewares, Inc., issued July 16,
              1998.

99.2          Letter to Stockholders, dated July 16, 1998.













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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SALTON/MAXIM HOUSEWARES, INC.


                                             /s/ WILLIAM B. RUE
                                             ------------------------------
                                             William B. Rue
Dated: July 16, 1998                         Senior Vice President and
                                             Chief Operating Officer












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                                 EXHIBIT INDEX



10.1 Stock Purchase Agreement dated July 15, 1998 by and among Salton/Maxim Housewares, Inc. and Centre Partners Capital Investors II, L.P., Centre Capital Tax-Exempt Investors II, L.P., Centre Capital Offshore Investors II, L.P. The State Board of Administration of Florida, Centre Partners Management Partners, L.P. and Centre Partners Coinvestment L.P.

99.1        Press Release of Salton/Maxim Housewares, Inc., issued July 16,
            1998.

99.2        Letter to Stockholders, dated July 16, 1998.














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